Exhibit 99.1

Jupiter Wellness Launches New Consumer Products Website www.cbdcaring.com

Ecommerce site is expanded and optimized for Company’s growing portfolio of CBD wellness products

Jupiter, FL – Accesswire - March 2, 2021 - Jupiter Wellness, Inc. (Nasdaq: JUPW), a CBD-based pharmaceuticals company with 4 significant treatments in skin health for eczema, skin cancer, burns and herpes is pleased to announce the launch of their new e-commerce website. The newly re-designed and user-friendly website; www.CBDcaring.com is a showcase for Jupiter Wellness’ Consumer Products Division which features topical skincare brands that are based on natural ingredients and formulated especially for customers seeking therapeutic relief. These products are formulated to help you derive all of the wide-ranging physical and mental benefits by providing you the highest quality ingredients in convenient, easy-to-use products designed for your everyday life.

The new website makes Jupiter Wellness’ products more accessible to consumers with updated product pages and easy one-click shopping. The new launch provides a convenient online shopping format designed to meet the needs of the Company’s growing portfolio of consumer brands and products.

"We are thrilled to introduce CBDcaring.com" said Brian John, CEO, Jupiter Wellness. "This site features a unique assortment of our quality brands that Jupiter Wellness continues to grow through R&D and strategic acquisition.”

Visit CBDcaring.com to shop online and check out some of Jupiter Wellness’ signature brands such as 1937™, fitCBD™, Black Belt CBD™, Canisun™, Caniskin™ and JACK™.

About Jupiter Wellness
Jupiter Wellness, Inc. (NASDAQ: JUPW) is a CBD-based pharmaceuticals company with 4 significant treatments in skin health for eczema, skin cancer, burns and herpes that are patented or patent pending in various stages of clinical trials. A developer of CBD based medical therapeutics and wellness products the Company’s clinical pipeline of proprietary skin care therapeutics, Jupiter generates revenues from it’s growing line of proprietary skincare brands including its patent pending CaniSun™ sunscreen.

For additional information, please visit www.jupiterwellnessinc.com. The Company’s public filings can be found at www.SEC.gov.

Safe Harbor Statement
To the extent any statements contained in this presentation of Jupiter Wellness, Inc. (the “Company”) contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and the information that are based upon beliefs of, and information currently available to, the company’s management as well as estimates and assumptions made by the company’s management. These statements can be identified by the fact that they do not relate strictly to historic or current facts. When used in this presentation the words “estimate,” “expect,” intend,” believe,” plan,” “anticipate,” “projected” and other words or the negative of these terms and similar expressions as they relate to the company or the company’s management identify forward-looking statements. Such statements reflect the current view of the company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the company’s industry, its operations and results of operations and any businesses that may be acquired by the company. Should one or more of these risks or uncertainties materialize, or the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Although the company believes that the expectations reflected in the forward-looking statements are reasonable, the company cannot guarantee future results, performance, or achievements. Except as required by applicable law, including the security laws of the United States, the company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Investor & Public Relations Contact Info

Phone: 561-244-7100

Email: info@jupiterwellnessinc.com